Exhibit 99.1

Access National Annual and Quarterly Earnings Rise, Declares Dividend

RESTON, Va.--(BUSINESS WIRE)--January 21, 2016--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank (Bank), reported fourth quarter 2015 net income of $3.9 million, or $0.37 per common share. This represents the Corporation’s 62nd consecutive quarterly profit over its 64 quarter history. Consistent with management’s stated objective of a 40%-50% payout ratio against core earnings, the Board of Directors declared a cash dividend of $0.15 per share for holders of record as of February 05, 2016 and payable on February 25, 2016. The routine dividend reflects Management’s favorable performance outlook and comfort with a favorable capital position.

Fourth quarter 2015 pretax earnings rose by $586 thousand or 10.9% when compared to fourth quarter 2014 pretax earnings. Fourth quarter 2015 pretax income for the banking segment rose $376 thousand from fourth quarter 2014 due to increases in net interest income of $862 thousand and other income of $370 thousand due largely to returns on the Bank’s investments in Small Business Investment Companies. These increases were partially offset by an increase in salaries and benefits of $331 thousand and an increase in other operating expense of $525 thousand due in part to enhancements in the Bank’s online banking platform. The mortgage segment’s increase of $328 thousand over fourth quarter 2014 was due mainly to an increase in gains recorded on secondary mortgage activity, net of the hedging impact.

Pretax earnings for 2015 were $23.6 million, up $2.1 million or 9.7% from $21.5 million for the year 2014. Year over year, the banking segment pretax earnings increased $1.7 million or 9.1%. Net interest income increased $4.1 million, from $34.5 million in 2014 to $38.6 million in 2015. Offsetting this increase in net interest income were increases in salaries and employee benefits of $1.6 million, due to increased group health costs as well as additions to staffing, and other expenses of $1.5 million, due largely to the increase in operational expenses such as FDIC insurance, business and franchise taxes and data processing costs. Decreased losses in the other operating segment of $837 thousand pretax were due mainly to a nonrecurring pretax impairment recorded in third quarter 2014 of $707 thousand.

The net interest margin decreased from 3.80% to 3.68% when comparing 2014 to 2015. On a linked quarter basis, the margin decreased to 3.63% for the three months ended December 31, 2015 when compared to 3.70% for the three months ended September 30, 2015.

On a consolidated basis, the Corporation reported annualized return on average assets of 1.35% and 1.39% for the three and twelve month periods ended December 31, 2015, respectively. Meanwhile, the annualized return on average equity was 14.53% and 14.83% for the three and twelve month periods ended December 31, 2015, respectively.

Total assets were $1.2 billion at December 31, 2015 and grew $126 million when compared to December 31, 2014. An increase in loans held for investment of $110.9 million and a $35.1 million growth in investment securities was partially offset by a decrease of $21.6 million in interest-bearing balances. During the fourth quarter of 2015, commercial loan growth was the leading driver of a 14.3% annualized growth of loans held for investment.

Total deposits at December 31, 2015 were $913.7 million, an increase of $158.3 million when compared to December 31, 2014. Non-interest bearing deposits grew at a rate of 21.7%, from $252.9 million at December 31, 2014 to $307.8 million at December 31, 2015 due to management’s continued focus on expanding business banking relationships. Interest bearing deposits increased $103.4 million, from $502.6 million at December 31, 2014 to $605.9 million at December 31, 2015. A targeted marketing campaign was the majority of the reason for growth in this category which saw an increase in savings and money markets of $48.6 million and an increase in time deposits of $28.5 million.

Non-performing assets (NPAs) increased to $7.4 million at December 31, 2015 from $1.6 million at December 31, 2014, representing 0.63% and 0.15% of total assets, respectively. The increase in NPAs from year end 2014 was mainly impacted by the addition of two loans, one totaling $6.6 million which was added in the first quarter of 2015 and the second totaling $1.0 million which was added in the fourth quarter of 2015. The Bank did not have other real estate owned at December 31, 2015 while Access Real Estate, LLC had other real estate owned with a carrying value of $500 thousand. The allowance for loan loss was $13.6 million and $13.4 million at December 31, 2015 and December 31, 2014, respectively, and represented 1.53% and 1.73% of total loans held for investment at December 31, 2015 and December 31, 2014, respectively.

Book value per common share increased from $9.45 at December 31, 2014 to $10.35 at December 31, 2015. The ratio of total equity to total assets for Access National Corporation and its subsidiary bank was 9.3% at December 31, 2015, within the Corporation’s target range of 8.00% to 10.50%.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater Washington DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the Company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	December 31,	December 31,
	2015	2014
(In Thousands Except for Share and Per Share Data)	(Unaudited)

ASSETS

Cash and due from banks	$11,291	$9,804

Interest-bearing balances and federal funds sold	24,598	46,225

Investment securities:
Available-for-sale, at fair value	160,162	125,080
Held-to-maturity, at amortized cost (fair value of $14,314 and $14,378)	14,287	14,309
Total investment securities	174,449	139,389

Restricted Stock, at amortized cost	7,259	8,961

Loans held for sale - at fair value	44,135	45,026

Loans held for investment
net of allowance for loan losses of $13,563 and $13,399, respectively	873,915	763,204

Premises, equipment and land, net	6,689	6,926

Other assets	36,212	33,345

Total assets	$1,178,548	$1,052,880

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$307,797	$252,875

Savings and interest-bearing deposits	293,711	233,773

Time deposits	312,236	268,795

Total deposits	913,744	755,443

Short-term borrowings	91,129	185,635

Long-term borrowings	55,000	-

Other liabilities and accrued expenses	9,537	12,898

Total Liabilities	1,069,410	953,976

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized;
issued and outstanding, 10,544,751 and 10,469,569, respectively	8,805	8,742

Additional paid in capital	19,953	18,538

Retained earnings	81,385	72,168

Accumulated other comprehensive income (loss), net	(1,005)	(544)

Total shareholders' equity	109,138	98,904

Total liabilities and shareholders' equity	$1,178,548	$1,052,880

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended		Twelve Months Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
(In Thousands Except for Share and Per Share Data)	(unaudited)		(unaudited)

INTEREST INCOME
Interest and fees on loans	$10,396	$9,256	$40,055	$35,702

Interest on federal funds sold and bank balances	34	30	129	102

Interest and dividends on securities	1,017	853	3,482	2,697
Total interest income	11,447	10,139	43,666	38,501

INTEREST EXPENSE
Interest on deposits	1,058	709	3,648	2,981

Interest on other borrowings	188	90	471	292
Total interest expense	1,246	799	4,119	3,273
Net interest income	10,201	9,340	39,547	35,228

Provision for loan losses	-	-	150	-
Net interest income after provision for loan losses	10,201	9,340	39,397	35,228

NONINTEREST INCOME
Service charges and fees	252	170	903	695

Gain on sale of loans	4,523	4,832	19,633	15,146

Other Income	1,492	513	5,529	3,459
Total noninterest income	6,267	5,515	26,065	19,300

NONINTEREST EXPENSE
Salaries and benefits	6,547	5,955	26,966	22,654

Occupancy and equipment	793	739	3,040	2,821

Other operating expense	3,147	2,766	11,860	7,543
Total noninterest expense	10,487	9,460	41,866	33,018
Income before income tax	5,981	5,395	23,596	21,510

Income tax expense	2,063	1,880	8,177	7,585
NET INCOME	3,918	3,515	15,419	13,925

Earnings per common share:
Basic	$0.37	$0.34	$1.46	$1.33
Diluted	$0.37	$0.34	$1.46	$1.33

Average outstanding shares:
Basic	10,539,772	10,453,115	10,513,008	10,424,067
Diluted	10,625,967	10,489,516	10,581,871	10,466,841

Performance and Capital Ratios

	Three Months	Three Months	Three Months	Three Months	Twelve Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Dollars In Thousands)	2015	2015	2015	2015	2015	2014

Return on average assets (annualized)	1.35%	1.40%	1.44%	1.36%	1.39%	1.45%
Return on average equity (annualized)	14.53%	15.09%	15.54%	14.19%	14.83%	14.47%
Net interest margin	3.63%	3.70%	3.67%	3.72%	3.68%	3.80%
Efficiency ratio - Bank only	51.51%	50.93%	48.66%	50.51%	50.41%	48.96%
Total average equity to earning assets	9.60%	9.57%	9.58%	9.93%	9.67%	10.37%

Averages
Assets	$1,161,080	$1,129,074	$1,108,029	$1,050,296	$1,112,470	$958,067
Loans held for investment	866,402	833,341	814,393	781,990	824,288	721,863
Loans held for sale	30,719	40,465	59,154	38,065	42,076	31,288
Interest-bearing deposits & federal funds sold	50,678	59,216	54,026	46,828	52,716	44,939
Investment securities	174,838	158,839	142,644	147,385	156,010	128,446
Earning assets	1,122,915	1,092,472	1,070,016	1,014,351	1,075,284	927,845
Interest-bearing deposits	614,775	600,854	535,671	499,467	563,112	477,267
Total deposits	939,403	925,617	839,035	760,105	866,695	715,385
Repurchase agreements & federal funds purchased	20,961	21,928	22,506	22,695	22,017	21,129
FHLB short term borrowings	28,261	58,207	125,736	157,555	91,992	115,471
FHLB long-term borrowings	54,511	10,000	10,000	556	18,890	-
Equity	$107,823	$104,569	$102,560	$100,754	$103,948	$96,227

Allowance for loan losses/loans held for investment	1.53%	1.59%	1.62%	1.68%	1.53%	1.73%
Total NPA	$7,417	$6,616	$7,427	$6,784	$7,417	$1,622
NPA to total assets	0.63%	0.59%	0.64%	0.63%	0.63%	0.15%

Mortgage loan originations and brokered loans	$105,128	$119,855	$145,223	$114,541	$484,747	$408,346
Gain on sale of mortgage loans net hedging activity	$4,291	$5,220	$5,959	$3,058	$18,528	$12,779
Allowance for losses on mortgage loans sold	$1,029	$1,179	$1,187	$1,187	$1,029	$1,198

Wealth Management segment - assets under management	$611,000	$508,000	$546,000	$523,000	$611,000	$450,372

Book value per common share	$10.35	$10.23	$9.94	$9.75	$10.35	$9.45

Composition of Loan Portfolio

	December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate - owner occupied	$219,877	24.77%	$223,801	26.36%	$222,012	26.61%	$210,131	26.46%	$199,442	25.68%
Commercial real estate - non-owner occupied	147,580	16.63	137,081	16.15	134,585	16.13	123,387	15.54	125,442	16.15
Residential real estate	201,447	22.70	196,580	23.15	198,418	23.79	191,914	24.16	194,213	25.01
Commercial	242,527	27.33	225,147	26.52	223,756	26.82	219,623	27.65	210,278	27.08
Real estate construction	66,003	7.44	57,664	6.79	47,037	5.64	43,290	5.45	41,080	5.29
Consumer	10,044	1.13	8,764	1.03	8,434	1.01	5,869	0.74	6,148	0.79
Total loans	$887,478	100.00%	$849,037	100.00%	$834,242	100.00%	$794,214	100.00%	$776,603	100.00%
Less allowance for loan losses	13,563		13,474		13,509		13,331		13,399
	$873,915		$835,563		$820,733		$780,883		$763,204

Composition of Deposits

	December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$ 307,797	33.69%	$ 334,225	35.88%	$ 339,266	37.47%	$ 290,294	36.92%	$ 252,875	33.47%
Interest-bearing demand deposits	127,980	14.00	120,400	12.93	110,294	12.18	127,504	16.21	116,654	15.44
Savings and money market	150,021	16.42	141,953	15.24	113,909	12.58	103,460	13.16	101,409	13.42
CDARS-time deposit	73,017	7.99	67,213	7.22	90,523	10.00	127,669	16.24	148,142	19.61
CDARS-money market	15,517	1.70	15,501	1.66	15,647	1.73	15,632	1.99	15,497	2.06
Brokered deposits	103,390	11.31	117,598	12.63	113,402	12.53	13,213	1.68	13,344	1.77
Time deposits	136,022	14.89	134,545	14.44	122,361	13.51	108,547	13.80	107,522	14.23
Total Deposits	$ 913,744	100.00%	$ 931,435	100.00%	$ 905,402	100.00%	$ 786,319	100.00%	$ 755,443	100.00%

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended

	December 31, 2015			December 31, 2014
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$175,116	$1,017	2.32%	$148,909	$853	2.29%
Loans held for sale	30,719	307	4.00%	37,848	388	4.10%
Loans(1)	866,402	10,089	4.66%	740,883	8,868	4.79%
Interest-bearing balances and federal funds sold	50,678	34	0.27%	47,156	30	0.25%
Total interest-earning assets	1,122,915	11,447	4.08%	974,796	10,139	4.16%
Noninterest-earning assets:
Cash and due from banks	10,673			9,344
Premises, land and equipment	6,769			6,998
Other assets	34,233			31,061
Less: allowance for loan losses	(13,510)			(13,293)
Total noninterest-earning assets	38,165			34,110
Total Assets	$1,161,080			$1,008,906

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$134,115	$75	0.22%	$122,004	$67	0.22%
Money market deposit accounts	142,792	81	0.23%	116,129	59	0.20%
Savings accounts	21,469	29	0.54%	5,463	5	0.37%
Time deposits	316,399	873	1.10%	223,782	578	1.03%
Total interest-bearing deposits	614,775	1,058	0.69%	467,378	709	0.61%
Borrowings:
FHLB short-term borrowings	28,261	28	0.40%	147,413	85	0.23%
Securities sold under agreements to repurchase and federal funds purchased	20,961	5	0.10%	21,143	5	0.09%
FHLB long-term borrowings	54,511	155	1.14%	-	-	0.00%
Total borrowings	103,733	188	0.72%	168,556	90	0.21%
Total interest-bearing deposits and borrowings	718,508	1,246	0.69%	635,934	799	0.50%
Noninterest-bearing liabilities:
Demand deposits	324,628			263,756
Other liabilities	10,121			8,658
Total liabilities	1,053,257			908,348
Shareholders' Equity	107,823			100,558
Total Liabilities and Shareholders' Equity	$1,161,080			$1,008,906

Interest Spread(2)			3.38%			3.66%

Net Interest Margin(3)		$10,201	3.63%		$9,340	3.83%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Twelve Months Ended

	December 31, 2015			December 31, 2014
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$156,204	$3,482	2.23%	$129,755	$2,697	2.08%
Loans held for sale	42,076	1,650	3.92%	31,288	1,297	4.15%
Loans(1)	824,288	38,405	4.66%	721,863	34,405	4.77%
Interest-bearing balances and federal funds sold	52,716	129	0.24%	44,939	102	0.23%
Total interest-earning assets	1,075,284	43,666	4.06%	927,845	38,501	4.15%
Noninterest-earning assets:
Cash and due from banks	10,650			8,925
Premises, land and equipment	6,882			7,995
Other assets	33,110			26,523
Less: allowance for loan losses	(13,456)			(13,221)
Total noninterest-earning assets	37,186			30,222
Total Assets	$1,112,470			$958,067

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$119,732	$265	0.22%	$114,853	$256	0.22%
Money market deposit accounts	126,850	264	0.21%	115,192	232	0.20%
Savings accounts	13,606	66	0.49%	3,884	14	0.36%
Time deposits	302,924	3,053	1.01%	243,338	2,479	1.02%
Total interest-bearing deposits	563,112	3,648	0.65%	477,267	2,981	0.62%
Borrowings:
FHLB short-term borrowings	91,992	231	0.25%	115,471	271	0.23%
Securities sold under agreements to repurchase and federal funds purchased	22,017	21	0.10%	21,129	21	0.10%
FHLB long-term borrowings	18,890	219	1.16%	-	-	0.00%
Total borrowings	132,899	471	0.35%	136,600	292	0.21%
Total interest-bearing deposits and borrowings	696,011	4,119	0.59%	613,867	3,273	0.53%
Noninterest-bearing liabilities:
Demand deposits	303,583			238,118
Other liabilities	8,928			9,855
Total liabilities	1,008,522			861,840
Shareholders' Equity	103,948			96,227
Total Liabilities and Shareholders' Equity	$1,112,470			$958,067

Interest Spread(2)			3.47%			3.62%

Net Interest Margin(3)		$39,547	3.68%		$35,228	3.80%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Segment Reporting

Three Months Ended	Commercial	Mortgage	Wealth			Consolidated
December 31, 2015	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$11,241	$307	$-	$6	$(107)	$11,447
Gain on sale of loans	-	4,523	-	-	-	4,523
Other revenues	969	(4)	746	348	(315)	1,744
Total revenues	12,210	4,826	746	354	(422)	17,714

Expenses:
Interest expense	1,251	33	-	69	(107)	1,246
Salaries and employee benefits	3,491	2,556	500	-	-	6,547
Other expenses	2,154	1,184	376	541	(315)	3,940
Total operating expenses	6,896	3,773	876	610	(422)	11,733

Income (loss) before income taxes	$5,314	$1,053	$(130)	$(256)	$-	$5,981

Total assets	$1,133,916	$46,077	$3,205	$16,837	$(21,487)	$1,178,548

Three Months Ended	Commercial	Mortgage	Wealth			Consolidated
December 31, 2014	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$9,925	$388	$-	$4	$(178)	$10,139
Gain on sale of loans	-	4,832	-	-	-	4,832
Other revenues	599	(623)	542	471	(306)	683
Total revenues	10,524	4,597	542	475	(484)	15,654

Expenses:
Interest expense	797	102	5	73	(178)	799
Salaries and employee benefits	3,160	2,385	410	-	-	5,955
Other expenses	1,629	1,385	213	584	(306)	3,505
Total operating expenses	5,586	3,872	628	657	(484)	10,259

Income (loss) before income taxes	$4,938	$725	$(86)	$(182)	$-	$5,395

Total assets	$1,006,576	$47,160	$1,624	$17,791	$(20,271)	$1,052,880

Segment Reporting

Twelve Months Ended	Commercial	Mortgage	Wealth			Consolidated
December 31, 2015	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$42,763	$1,650	$-	$16	$(763)	$43,666
Gain on sale of loans	-	19,633	-	-	-	19,633
Other revenues	3,229	388	2,671	1,391	(1,247)	6,432
Total revenues	45,992	21,671	2,671	1,407	(2,010)	69,731

Expenses:
Interest expense	4,135	467	-	280	(763)	4,119
Salaries and employee benefits	13,519	11,470	1,977	-	-	26,966
Other expenses	7,732	5,087	1,116	2,362	(1,247)	15,050
Total operating expenses	25,386	17,024	3,093	2,642	(2,010)	46,135

Income (loss) before income taxes	$20,606	$4,647	$(422)	$(1,235)	$-	$23,596

Total assets	$1,133,916	$46,077	$3,205	$16,837	$(21,487)	$1,178,548

Twelve Months Ended	Commercial	Mortgage	Wealth			Consolidated
December 31, 2014	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$37,816	$1,297	$-	$13	$(625)	$38,501
Gain on sale of loans	-	15,146	-	-	-	15,146
Other revenues	2,454	(614)	2,126	1,388	(1,200)	4,154
Total revenues	40,270	15,829	2,126	1,401	(1,825)	57,801

Expenses:
Interest expense	3,264	281	21	332	(625)	3,273
Salaries and employee benefits	11,897	9,212	1,545	-	-	22,654
Other expenses	6,220	1,293	910	3,141	(1,200)	10,364
Total operating expenses	21,381	10,786	2,476	3,473	(1,825)	36,291

Income (loss) before income taxes	$18,889	$5,043	$(350)	$(2,072)	$-	$21,510

Total assets	$1,006,576	$47,160	$1,624	$17,791	$(20,271)	$1,052,880

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100